UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 9, 2017

Ellington Residential Mortgage REIT
(Exact name of registrant specified in its charter)

Maryland	001-35896	46-0687599
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
53 Forest Avenue
Old Greenwich, CT 06870
(Address of principal executive offices, zip code)

Registrant's telephone number, including area code: (203) 698-1200

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company    ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 8.01    Other Events.
The information set forth in Exhibit 99.1 hereto relates to the Registration Statement on Form S-3 (No. 333-199185) (the “Registration Statement”) of Ellington Residential Mortgage REIT (the “Company”) and is being filed by the Company with the Securities and Exchange Commission for incorporation by reference into the Registration Statement. The information filed herewith as Exhibit 99.1 and incorporated herein by reference supersedes and replaces in its entirety the information in the Registration Statement under the caption “Material U.S. Federal Income Tax Considerations” in the base prospectus that forms a part thereof.
This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits. The following exhibit is being filed herewith this Current Report on Form 8-K.
99.1    Material U.S. Federal Income Tax Considerations

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELLINGTON RESIDENTIAL MORTGAGE REIT

Dated: May 9, 2017	By:	/s/ Lisa Mumford
Lisa Mumford
Chief Financial Officer

Exhibit Index

Exhibit            Description
99.1            Material U.S. Federal Income Tax Considerations